                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 2 to the Registration Statement No. 33-91648 on Form N-3 (the "Registration Statement") of our reports dated February 10, 1997 relating to the financial statements of Separate Account Nos. 4, 191 and 200 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1996, and our report dated February 10, 1997 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the year ended December 31, 1996, which reports appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the use in the Prospectus Supplement constituting part of this Registration Statement of our report dated February 10, 1997 relating to the financial statements of Separate Account No. 4 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1996, which report appears in such Prospectus Supplement. We also consent to the references to us under the headings "Condensed Financial Information" and "Experts" in the Prospectus.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
New York, New York
April 24, 1997

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 2 to the Registration Statement No. 33-91648 on Form N-3 (the "Registration Statement") of our reports dated February 14, 1997 relating to the financial statements of Separate Account Nos. 8 and 30 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1996, which reports appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the references to us under the headings "Condensed Financial Information" and "Experts" in the Prospectus.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Atlanta, Georgia
April 24, 1997